                                                                   Exhibit 10.24


                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of March 19, 1998, by and among Certified Diabetic Services, Inc., a Delaware corporation, with headquarters located at 2373 Horseshoe Boulevard South, Naples, Florida 34104 (the "Company"), and the undersigned buyers (each, a "Buyer" and collectively, the "Buyers").

         WHEREAS:

         A. In connection with the Securities Purchase Agreement by and among the parties of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyers shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Preferred Shares"), which will be convertible into shares of the Company's common shares, par value $.01 per share (the "Common Stock") (as converted, the "Conversion Shares") in accordance with the terms of the Company's Certificate of Designation of the Series A Convertible Preferred Stock (the "Certificate of Designation"), and warrants (the "Warrants") to purchase shares of Common Stock (the "Warrant Shares"); and

         B. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws:

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the buyers hereby agree as follows:

         1.       DEFINITIONS.
                  -----------

                  As used in this Agreement, the following terms shall have the following meanings:

                  a. "Investor" means a Buyer and any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with
Section 9.

                  b. "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, a trust, an individual, a governmental or political subdivision thereof or a governmental agency.

                  c. "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

                  d. "Registrable Securities" means the Conversion Shares issued or issuable upon conversion of the Preferred Shares and the Warrant Shares issued or issuable upon exercise of the Warrants and any shares of capital stock issued or issuable with respect to the Conversion Shares or the Warrant Shares as a result of any stock split, stock dividend, recapitalization, exchange, combination, merger, consolidation, distribution or similar event or otherwise.

                  e. "Registration Statement" means a registration statement of the Company filed under the 1933 Act.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

         2.       REGISTRATION.
                  ------------

                  a. Mandatory Registration. The Company shall prepare, and, on or prior to 45 days after the date of issuance of the Preferred Shares and Warrants, file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-1, covering the resale of all of the Registrable Securities, which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement(s) also covers such intermediate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Shares and upon exercise of the Warrants (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions and (ii) by reason of changes in the Conversion Price or Conversion Rate of the Preferred Shares and the Exercise Price of the Warrants in accordance with the terms thereof. Such Registration Statement shall initially register for resale at least such number of shares of Common Stock equal to the number of relevant Conversion Shares and Warrant Shares, subject to adjustment as provided in Section 3(b). Such registered shares of Common Stock shall be allocated among the Investors pro rata based on the total number of Registrable Securities issued or issuable as of each date that a Registration Statement, as amended, relating to the resale of the Registrable Securities is declared effective by the SEC. The Company shall use its best efforts to have the Registration Statement(s) declared effective by the SEC as soon as practicable, but in no event later than 120 days after the issuance of the Preferred Shares and Warrants. Neither the Company nor any other holder of the Company's securities who has registration rights (other than the Investors and their assignees or transferees) may include its securities in any registration effected pursuant to this Section 2(a).

                  b. Counsel and Investment Bankers. Subject to Section 5, in connection with any offering pursuant to Section 2, the Investors shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer their interest in the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. The Company shall reasonably cooperate with any such counsel and investment bankers.

                  c. Piggy-Back Registrations. If a Registration Statement in compliance with this Agreement is not effective, and prior to the expiration of the Registration Period (as hereinafter defined), the Company proposes to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its securities (other than on Form S-4 or Form S-8 or their then equivalents relating to securities to be issued solely in connection with any acquisition of any entity or business or to securities issuable in connection with stock option or other employee benefit plans), the Company shall promptly send to each Investor who is entitled to registration rights under this Section 2(c), at least twenty (20) days prior to the anticipated date of filing, written notice of the Company's intention to file a Registration Statement and of such Investor's rights under this Section 2(c) and, if within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement the Registrable Securities such Investor requests to be registered, subject to the priorities set forth in Section 2(d). No right to registration of Registrable Securities under this Section 2(c) shall be construed to limit any registration required under Section 2(a). The obligations of the Company under this Section 2(c) may be waived by Investors holding a majority of the Registrable Securities. If an offering in connection with which an Investor is entitled to registration under this Section 2(c) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

                  d. Priority in Piggy-Back Registration Rights in Connection with Registrations for Company Account. If the registration referred to in
Section 2(c) is to be an underwritten public offering and the managing underwriter(s) advise the Company in writing, that in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Common Stock which may be included in the Registration Statement (which may include a total "cut-back" of all Registrable Securities) is necessary to facilitate and not adversely affect the proposed offering, then the Company shall include in such registration: (1) first, all securities the Company proposes to sell for its own account, (2) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand registration rights, and (3) third, the securities requested to be registered by the Investors and other holders of securities entitled to participate in the registration, as of the date hereof, drawn from them pro rata based on the number each has requested to be included in such registration.

                  e. Intentionally Omitted.

                  f. Liquidated Damages. If pursuant to Section 2(a) a Registration Statement is not (i) filed with the SEC on or prior to 45 days after the date of issuance of the Preferred Shares and the Warrants or (ii) declared effective within 120 days after the date of issuance of the Preferred Shares and Warrants (each a "Registration Default"), the Company agrees to pay to each Investor liquidated damages ("Liquidated Damages") in an amount equal to two percent (2%) of the stated value of the Preferred Shares held by such Investor per month. If pursuant to this Section 2(a) the Registration Statement is not declared effective within 150 days after the date of issuance of the Preferred Shares and Warrants, the amount of Liquidated Damages to be paid by the Company to each Investor shall increase to four percent (4%) of the stated value of the Preferred Shares held by such Investor per month. All accrued Liquidated Damages shall be paid to the affected Investors by the Company, at its option, by wire transfer of immediately available funds or by issuing that number of shares of Common Stock which has in the aggregate a Fair Market Value equal to the amount of Liquidated Damages. For purposes of this Section 2(f), "Fair Market Value" shall mean the average closing bid price of the Common Stock for the five (5) consecutive trading days ending on the date of the Registration Default. As of the date of the cure of all Registration Defaults relating to any particular Registrable Securities, the accrual of Liquidated Damages with respect to such Registrable Securities will cease. Notwithstanding the foregoing, in the event that at any time the Company would be required to pay both Liquidated Damages under this Section 2(f) and liquidated damages under Section 4(h)(ii) of the Securities Purchase Agreement (the "Listing Liquidated Damages"), the Company shall only be required to pay the greater of (x) the Liquidated Damages and (y) the Listing Liquidated Damages; provided that, if, at such time, the Liquidated Damages equal the Listing Liquidated Damages, then the Company shall only be required to pay either the Liquidated Damages or the Listing Liquidated Damages.

         3.       RELATED OBLIGATIONS.
                  -------------------

         Whenever an Investor has requested that any Registrable Securities be registered pursuant to Section 2(c) or at such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

                  a. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities on or prior to the forty-fifth (45th) day after the date of issuance of the Preferred Shares and Warrants for the registration of Registrable Securities pursuant to Section 2(a) and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as possible after such filing (but in no event later than 120 days after the issuance of the Preferred Shares and Warrants for the registration of Registrable Securities pursuant to
Section 2(a)), and keep such Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1934, (ii) the date on which (A) the Investors shall have sold all the Registrable Securities and (B) none of the Preferred Shares and Warrants is outstanding or (iii) the third anniversary of the date of issuance of the Preferred Shares and the Warrants (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  b. Subject to Section 3(f), the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration

Statement and the prospectus forming a part of such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, the Company shall amend such Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within fifteen (15) days after the necessity therefor arises (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issued or issuable upon conversion of the Preferred Shares is greater than the quotient determined by dividing (i) the number of shares of Common Stock available for resale under such Registration Statement by (ii) 1.5. For purposes of the calculation set forth in the foregoing sentence, any restrictions on the convertibility of the Preferred Shares and the exercise of the Warrants shall be disregarded and such calculation shall assume that the Preferred Shares are then convertible into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Certificate of Designation) and the Warrants are then exercisable into shares of Common Stock at the prevailing Exercise Price (as defined in the certificate representing the Warrants). If while the Registration Statement is required to be effective pursuant to the terms of this Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to any Investor for sale of the Registrable Securities in accordance with the terms of this Agreement (a "Lapse Period"), such Lapse Period continues for any ten trading days (not including any days during a Grace Period (as defined in Section 3(f)), and the cause of such lapse or unavailability is not due to factors solely within the control of the Investors, then the Company shall pay to each Investor liquidated damages in an amount equal to four percent (4%) of the stated value of the Preferred Shares held by such Investor per month until such time as such Lapse Period ceases. The Mandatory Conversion Date (as defined in the Certificate of Designation) shall be extended by one and one-half times the aggregate number of days of all Lapse Periods.

                  c. The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement and its legal counsel without charge (i) promptly after the same is prepared and filed with the SEC at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus included in such Registration Statement (including each preliminary prospectus) and, with regard to such Registration Statement(s), any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives, (ii) upon the effectiveness of any Registration Statement, ten
(10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including any preliminary prospectus, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                  d. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

                  e. In the event Investors who hold a majority of the Registrable Securities being offered in the offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering; provided, that the Company shall not be obligated to pay any fees, disbursements or expenses such underwriters incur in connection with such offering.

                  f. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor (or such other number of copies as such Investor may reasonably request). The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration

Statement would be appropriate. Notwithstanding anything to the contrary in this
Section 3(f), at any time after the Registration Statement has been declared effective, the Company may delay the disclosure of material non-public information concerning the Company if the Board of Directors of the Company determines in good faith that in its reasonable business judgment such disclosure would interfere in any material respect with any financing (other than an underwritten secondary offering), acquisition, corporate reorganization or other transaction or development involving the Company that in the reasonable good faith business judgment of such board is a transaction or development that is or would be material to the Company and, in the opinion of counsel to the Company, such disclosure is not otherwise required (a "Grace Period"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that, prior to the one year anniversary of the date of issuance of the Preferred Shares and Warrants (the "First Extension Date"), the Grace Period shall not exceed twenty-five (25) calendar days in the aggregate, and (C) there has been no Underwriting Lock-Up Period (as defined in the Securities Purchase Agreement) in the 20 day period prior to the Company's notice to the Investors of a Grace Period. In the event that any Grace Period exceeds the 25-day period described in the preceding sentence prior to the First Extension Date, the Company shall be required to pay to each Investor liquidated damages in the amount of four percent (4%) of the stated value of the Preferred Shares held by such Investor per month ("Grace Period Liquidated Damages"); provided that, (x) on and after the First Extension Date and prior to the two year anniversary of the date of issuance of the Preferred Shares and Warrants (the "Second Extension Date"), Grace Period Liquidated Damages shall only be payable in the event that any Grace Period exceeds forty-five (45) calendar days in the aggregate during any consecutive 365-day period (which forty-five days shall include Grace Periods which occur prior to the First Extension Date to the extent such Grace Periods are included within the applicable consecutive 365-day period) and (y) on and after the Second Extension Date, Grace Period Liquidated Damages shall only be payable in the event that any Grace Period exceeds sixty (60) calendar days in the aggregate during any consecutive 365-day period (which sixty days shall include Grace Periods which occur prior to the Second Extension Date to the extent such Grace Periods are included within the applicable consecutive 365-day period); provided further, however, that, if the Company has (1) exceeded the 25-day Grace Period prior to, and continuing on and after, the First Extension Date or (2) exceeded the 45-day Grace Period prior to, and continuing on and after, the Second Extension Date, then, in each such case, the Grace Period Liquidated Damages shall continue to accrue until the expiration of any such Grace Period. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the holders receive the notice referred to in clause (i) of this Section 3(f) and shall end on and include the date the holders receive the notice referred to in clause (ii) of this Section 3(f). The Mandatory Conversion Date (as defined in the Certificate of Designation) shall be extended by one and one-half times the aggregate number of days of all Grace Periods. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of this Section 3(f) with respect to the information giving rise thereto and the accrual of liquidated damages under this Section 3(f) shall cease.

                  g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                  h. The Company shall permit each Investor and a single firm of counsel, initially Kramer, Levin, Naftalis & Frankel or such other counsel as thereafter designated as selling stockholders' counsel by the Investors who hold a majority of the Registrable Securities being sold, to review and comment upon a Registration Statement and all amendments and supplements thereto at least seven business days prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of such counsel, which approval shall not be unreasonably withheld.

                  i. At the request of the Investors who hold a majority of the Registrable Securities being sold, the Company shall use its best efforts to furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) if required by an underwriter, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors.

                  j. The Company shall make reasonably available for inspection by (i) any Investor, (ii) any underwriter participating in any disposition pursuant to a Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified in writing, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. The Company shall not be required to disclose any confidential information in such Record to an Inspector unless and until such Inspector shall have entered into a confidentiality agreement with the Company with respect thereto, substantially in accordance with the provisions of this Section 3(j). Each Investor shall agree that, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, it will give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

                  k. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  l. The Company shall use its best efforts (i) to secure the inclusion for quotation on the OTC Electronic Bulletin Board or the Nasdaq SmallCap Market (or another nationally recognized exchange or market), as applicable, for all the Registrable Securities covered by a Registration Statement and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. as such with respect to such Registrable Securities or
(ii) to cause such Registrable Securities to be listed or traded on each securities exchange, automated quotation system or electronic bulletin board on which securities of the same class or series issued by the Company are then listed or traded, if any, if the listing or trading of such Registrable Securities is then permitted under the rules of such exchange, automated quotation system or electronic bulletin board. The Company shall pay all fees and expenses in connection with satisfying its obligation under this section 3(l).

                  m. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, any managing underwriter or underwriters, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or, if there is no managing underwriter or underwriters, the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request.

                  n. The Company shall provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement.

                  o. If requested by the managing underwriters or an Investor, the Company shall (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the Investors agree should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if requested by a shareholder or any underwriter of such Registrable Securities.

                  p. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                  q. The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

                  r. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                  s. Within two (2) business days after the Registration Statement which includes the Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

         4.       OBLIGATIONS OF THE INVESTORS.
                  ----------------------------

                  a. At least seven (7) days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

                  b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

                  c. In the event any Investor elects to participate in an underwritten public offering pursuant to Section 2, each such Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations (only with respect to violations which occur in reliance upon and in conformity with information furnished in writing to the Company by such Investor expressly for use in the Registration Statement for such underwritten public offering), with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor notifies the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

                  d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f).

                  e. No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.

                  f. Each Investor agrees that (i) it will not offer or sell any Registrable Securities under a Registration Statement until it has received copies of the prospectus included in such Registration Statement as then amended or supplemented and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated in
Section 3(f) and (ii) such Investor will comply with the prospectus delivery requirements of the 1933 Act applicable to it in connection with sales of Registrable Securities pursuant to such Registration Statement.

         5.       EXPENSES OF REGISTRATION.
                  ------------------------

                  Except as otherwise provided in this Agreement, all expenses incurred by the Company in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, fees and disbursements of counsel and accountants for the Company and fees and disbursements of one counsel for the Investors (up to $5,000) as provided in
Section 2(b) shall be paid by the Company, whether or not any registration statement becomes effective.

         6.       INDEMNIFICATION.
                  ---------------

                  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor who holds such Registrable Securities, the directors, officers, partners, employees, agents of, and each Person, if any, who controls, any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), and any underwriter (as defined in the 1933 Act) for the Investors, and the directors and officers of, and each Person, if any, who controls, any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or
(iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Indemnified Persons promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c); and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                  b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                  c. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing expressly for inclusion in the Registration Statement.

                  d. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all Persons relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action.

                  e. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                  f. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         7.       CONTRIBUTION.
                  ------------

                  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6; (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8.       REPORTS UNDER THE 1934 ACT.
                  --------------------------

                  With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                  a. make and keep public information available, as those terms are understood and defined in Rule 144;

                  b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act,
(ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

         9.       ASSIGNMENT OF REGISTRATION RIGHTS.
                  ---------------------------------

                  The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned in accordance with the terms of the Securities Purchase Agreement; (ii) at or before the time the Company receives such written notice the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, including providing the Company with a current address for all required notices; (iii) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement; and (iv) such transferee shall be an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act.

         10.      AMENDMENT OF REGISTRATION RIGHTS.
                  --------------------------------

                  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

         11.      MISCELLANEOUS.
                  -------------

                  a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically generated and kept on file by the sending party); (iii) three (3) days after being sent by U.S. certified mail, return receipt requested; or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                           If to the Company:

                                    Certified Diabetic Services, Inc.
                                    2373 Horseshoe Boulevard South
                                    Naples, Florida  34104
                                    Telephone:  (941) 403-0500
                                    Facsimile:  (941) 403-4306
                                    Attention:  Myron M. Blumenthal

                           With a copy to:

                                    Bryan Cave LLP
                                    245 Park Avenue
                                    New York, New York  10167
                                    Telephone:  (212) 692-1800

                                    Facsimile:  (212) 692-1900
                                    Attention:  Stephan J. Mallenbaum

                           If to a Buyer, to its address and facsimile number on the Schedule of Buyers attached hereto, with copies to such Buyer's counsel as set forth on the Schedule of Buyers.

Each party shall provide five (5) days prior notice to the other party of any change in address, phone number or facsimile number or the person to whose attention notices are to be sent.

                  c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  d. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  e. This Agreement and the Securities Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto and, with respect to Section 6, to the benefit of the Indemnified Persons and Indemnified Parties.

                  g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect, the meaning hereof. Any reference to "Section __" shall refer to the applicable section of this Agreement.

                  h. This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  j. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Registrable Securities, determined as if all of the Preferred Shares then outstanding have been converted into, and all of the Warrants have been exercised for, Registrable Securities.

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

         IN WITNESS WHEREOF, the Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:                                      BUYERS:

CERTIFIED DIABETIC SERVICES,                  LEONARDO, L.P.
  INC.                                           By:  Angelo, Gordon & Co., L.P.
                                                 Its: General Partner

By: /s/ Myron M. Blumenthal
   -------------------------------
     Name: Myron M. Blumenthal                By:
     Its: Chief Financial Officer               ------------------------------
                                                 Name: Michael L. Gordon
                                                 Its: Chief Operating Officer


                                              GAM ARBITRAGE INVESTMENTS, INC.
                                                 By:  Angelo, Gordon & Co., L.P.
                                                 Its: Investment Advisor


                                              By:
                                                 ------------------------------
                                                 Name: Michael L. Gordon
                                                 Its:  Chief Operating Officer


                                              AG SUPER FUND INTERNATIONAL
                                                 PARTNERS, L.P.
                                                 By:  Angelo, Gordon & Co., L.P.
                                                 Its: General Partner


                                              By:
                                                 ------------------------------
                                                 Name: Michael L. Gordon
                                                 Its:  Chief Operating Officer


                                              RAPHAEL, L.P.


                                              By:
                                                 ------------------------------
                                                 Name: Michael L. Gordon
                                                 Its:  Chief Operating Officer

         IN WITNESS WHEREOF, the Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:                                      BUYERS:

CERTIFIED DIABETIC SERVICES,                  LEONARDO, L.P.
  INC.                                           By:  Angelo, Gordon & Co., L.P.
                                                 Its: General Partner

By:
   -------------------------------
     Name:                                    By: /s/ Michael L. Gordon
     Its:                                        ------------------------------
                                                 Name: Michael L. Gordon
                                                 Its: Chief Operating Officer


                                              GAM ARBITRAGE INVESTMENTS, INC.
                                                 By:  Angelo, Gordon & Co., L.P.
                                                 Its: Investment Advisor


                                              By: /s/ Michael L. Gordon
                                                 ------------------------------
                                                 Name: Michael L. Gordon
                                                 Its:  Chief Operating Officer


                                              AG SUPER FUND INTERNATIONAL
                                                 PARTNERS, L.P.
                                                 By:  Angelo, Gordon & Co., L.P.
                                                 Its: General Partner


                                              By: /s/ Michael L. Gordon
                                                 ------------------------------
                                                 Name: Michael L. Gordon
                                                 Its:  Chief Operating Officer


                                              RAPHAEL, L.P.


                                              By: /s/ Michael L. Gordon
                                                 ------------------------------
                                                 Name: Michael L. Gordon
                                                 Its:  Chief Operating Officer

                                              RAMIUS FUND, LTD.
                                                 By:  AG Ramius Partners, L.L.C.
                                                 Its: Investment Advisor


                                                 By: /s/ Michael L. Gordon
                                                    ---------------------------
                                                    Name: Michael L. Gordon
                                                    Its:  Managing Officer


                                                 AGR HALIFAX FUND, LTD.
                                                  By: AG Ramius Partners, L.L.C.
                                                  Its: Investment Advisor


                                                   By:__________________________
                                                      Name:
                                                      Its: Managing Officer


                                                   AMRO INTERNATIONAL, S.A.



                                                   By:__________________________
                                                      Name: H. U. Bachofen
                                                      Its: Director

                                              RAMIUS FUND, LTD.
                                                 By:  AG Ramius Partners, L.L.C.
                                                 Its: Investment Advisor


                                                 By:____________________________
                                                    Name: Michael L. Gordon
                                                    Its:  Managing Officer


                                                 AGR HALIFAX FUND, LTD.
                                                  By: AG Ramius Partners, L.L.C.
                                                  Its: Investment Advisor


                                                   By: /s/ Peter A. Cohen
                                                      -------------------------
                                                      Name: Peter A. Cohen
                                                      Its: Managing Officer


                                                   AMRO INTERNATIONAL, S.A.



                                                   By:__________________________
                                                      Name:
                                                      Its:

                                              RAMIUS FUND, LTD.
                                                 By:  AG Ramius Partners, L.L.C.
                                                 Its: Investment Advisor


                                                 By:____________________________
                                                    Name: Michael L. Gordon
                                                    Its:  Managing Officer


                                                 AGR HALIFAX FUND, LTD.
                                                  By: AG Ramius Partners, L.L.C.
                                                  Its: Investment Advisor


                                                   By:__________________________
                                                      Name:
                                                      Its: Managing Officer


                                                   AMRO INTERNATIONAL, S.A.



                                                   By: /s/ Michael Klee
                                                      -------------------------
                                                      Name: Michael Klee
                                                      Its:




                                                          SCHEDULE OF BUYERS


                                                                                                     Number
                                                                                                       of
                                              Investor Address                   Purchase          Preferred           Number of
        Investor Name                       and Facsimile Number                   Price             Shares            Warrants
-------------------------------       --------------------------------         ------------        -----------       ------------
Leonardo, L.P.                          c/o Angelo, Gordon & Co., L.P.            $750,000              750           17,500.00
                                        245 Park Avenue - 26th Floor
                                        New York, New York  10167
                                        Attn:  Gary Wolf
                                        Facsimile:  212-867-6449

GAM Arbitrage                           c/o Angelo, Gordon & Co., L.P.            $100,000              100            2,333.33
Investments, Inc.                       245 Park Avenue - 26th Floor
                                        New York, New York  10167
                                        Attn:  Gary Wolf
                                        Facsimile:  212-867-6449

AG Super Fund                           c/o Angelo, Gordon & Co., L.P.            $100,000              100            2,333.33
International Partners, L.P.            245 Park Avenue - 26th Floor
                                        New York, New York  10167
                                        Attn:  Gary Wolf
                                        Facsimile:  212-867-6449

Raphael, L.P.                           c/o Angelo, Gordon & Co., L.P.            $100,000              100            2,333.33
                                        245 Park Avenue - 26th Floor
                                        New York, New York  10167
                                        Attn:  Gary Wolf
                                        Facsimile:  212-867-6449

Ramius Fund, Ltd.                       c/o Angelo, Gordon & Co., L.P.            $200,000              200            4,666.67
                                        245 Park Avenue - 26th Floor
                                        New York, New York  10167
                                        Attn:  Gary Wolf
                                        Facsimile:  212-867-6449

AGR Halifax Fund, Ltd.                  c/o CITCO Fund Services                 $1,250,000            1,250           29,166.67
                                        (Cayman Islands), Ltd.
                                        Corporate Center, West Bay
                                        Road
                                        P.O. Box 31106 SMB
                                        Grand Cayman, Cayman Islands,
                                        B.W.I.
                                        Attn:  Patrick Agemian
                                        Facsimile:  (809) 949-3877

                                        Notice address:
                                        c/o AG Ramius Partners, L.L.C.
                                        757 Third Avenue, 27th Floor
                                        New York, New York  10017
                                        Attn:  Jeffrey M. Solomon
                                        Facsimile:  212-845-7999

Amro International, S.A.                c/o Ultra Finance, Ltd.                   $500,000              500           11,666.67
                                        Grossmunsterplatz 26
                                        P.O. Box 4401
                                        Zurich, Switzerland CH-8022
                                        Attn: H.U. Bachofen
                                        Facsimile: 011-411-262-5515

                                        Notice address:
                                        c/o Jessup & Lamont Securities
                                        Corp.
                                        650 Fifth Avenue, 3rd Floor
                                        New York, New York  10019
                                        Attn:  Thomas Badian
                                        Facsimile:  212-307-7809


                                                                       EXHIBIT A


                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[   ]
[ADDRESS]

Attn:

           Re: Certified Diabetic Services, Inc.
               ---------------------------------

Ladies and Gentlemen:

         We are counsel to Certified Diabetic Services, Inc., a Delaware corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "Purchase Agreement") entered into by and among the Company and the buyers named therein (collectively, the "Holders") pursuant to which the Company issued to the Holders shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Preferred Shares"), convertible into shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), and warrants (the "Warrants") to purchase shares of Common Stock. Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Preferred Shares and the shares of Common Stock issuable upon exercise of the Warrants, under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, the Company filed a Registration Statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                                     Very truly yours,

                                                     [   ]


                                                     By:________________________
cc:  [LIST NAMES OF HOLDERS]